                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  JULY 22, 2003



                             THE MEDICINES COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 000-31191                04-3324394
----------------------------     --------------     ----------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)


             8 CAMPUS DRIVE
         PARSIPPANY, NEW JERSEY                               07054
----------------------------------------     -----------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On July 22, 2003, The Medicines Company (the "Company") announced its financial results for the quarter and six month period ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." In accordance with General Instruction B.6 of Form 8-K, the information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE MEDICINES COMPANY


Date: July 22, 2003             By:   /s/ Steven H. Koehler
                                      --------------------------
                                      Steven H. Koehler
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------
      99.1              Press release dated July 22, 2003 entitled "The
                        Medicines Company Reports Second Quarter 2003 and
                        Mid-Year Financial Results."